                           Advantage Program Addendum
--------------------------------------------------------------------------------


                                                                   EXHIBIT 10.26

                               SERVICES AGREEMENT

This Agreement is made as of 12/3 , 199 9 ("Effective Date"), between Covad Communications Company, a California corporation) ("Covad") FASTNET, A PENNSYLVANIA CORPORATION, the "Customer" listed below.


----------------------------------------------------------------------------------------------------------------------
                                               Customer Information
------------------------------------------------------------------------- --------------------------------------------
Customer Name: FastNet                                                    Contact: Scot Reynolds
------------------------------------------------------------------------- --------------------------------------------
Address: Two Courtney Place, Suite 130, 3864 Courtney St.                 Phone: 610-266-6700
------------------------------------------------------------------------- --------------------------------------------
City:  Bethlehem                      State: Pa.       Zip: 18015         Fax: 610-231-9525
------------------------------------------------------------------------- --------------------------------------------
Type:             -X-  ISP ______  Corporate                              E-Mail:  scotr@fast.net
------------------------------------------------------------------------- --------------------------------------------


         ------------------------------------------------------ ------------------------------ ----------------
                       Exhibits                                            Terms                     Page
         ------------------------------------------------------ ------------------------------ ----------------
         Terms and Conditions                                   Expires:                       1-2
         ------------------------------------------------------ ------------------------------ ----------------
         Volume Commitment                                      5,000 line commitment          3
         ------------------------------------------------------ ------------------------------ ----------------
         Price Schedule - TeleSpeed" Services                                                  4-6
         ------------------------------------------------------ ------------------------------ ----------------
         Service Level Agreement                                                               7-10
         ------------------------------------------------------ ------------------------------ ----------------
         Price Schedule TeleSurfer Services
         ------------------------------------------------------ ------------------------------ ----------------
         Advantage Addendum with National Circuit
         ------------------------------------------------------ ------------------------------ ----------------
         Marketing Development Funds


THIS AGREEMENT INCLUDES THE ATTACHED TERMS AND CONDITIONS AND ALL OTHER EXHIBITS REFERENCED HEREIN, AND CONTAINS, AMONG OTHER THINGS, WARRANTY DISCLAIMERS AND LIABILITY LIMITATIONS. Any different or additional terms of any related purchase order, confirmation, or similar form shall have no force or effect, unless signed by both parties after the date hereof. References in this Agreement or any exhibit to a capitalized term appearing on this cover page shall have the meaning or value of such term on this cover page.

COVAD COMMUNICATIONS COMPANY:              CUSTOMER:  FASTNET

                                           /s/ David Van Allen         12/3/99
--------------------------------     ------------------------------------------
Name                     Date        Name                                 Date

                                                    CEO
--------------------------------     ------------------------------------------
Title                                      Title

                           ADVANTAGE PROGRAM ADDENDUM

This Advantage Program Addendum ("Addendum") is made effective as of the third day of December, 1999 ("Addendum Effective Date") by and between Covad Communications Company, a California corporation ("Covad"), and the "Customer" described in the Services Agreement between Covad and Customer (the "Agreement"). Covad and Customer now wish to amend the Agreement.

The parties agree: that this Addendum supersedes all proposals, oral or written, all negotiations, conversations, or discussions between or among parties relating to the subject matter of this Addendum and all past dealing or industry custom; that this Addendum shall be integrated in and form part of the Agreement upon execution; and that all terms and conditions of the Agreement shall remain unchanged except as modified in this Addendum, and where the terms of the Agreement conflict with those of this Addendum, however, the terms of this Addendum shall control.

In consideration of the foregoing and the mutual covenants contained in this Addendum, and other consideration, which the parties acknowledge is sufficient, Covad and Customer agree that the Agreement is hereby amended in the manner set forth in the attachment hereto ("Addendum Specifics").

IN WITNESS WHEREOF this Addendum has been executed by the parties hereto by their employees duly authorized as they so declare.

COVAD COMMUNICATIONS COMPANY:              CUSTOMER:  FASTNET

                                           /s/ David Van Allen         12/3/99
--------------------------------     ------------------------------------------
Name                     Date        Name                                 Date

                                                    CEO
--------------------------------     ------------------------------------------
Title                                      Title

                     Advantage Program Addendum - Schedule A
--------------------------------------------------------------------------------


The parties hereby amend the Agreement to provide as follows:

1. Customer agrees that Covad shall be Customer's preferred DSL provider such that 90% of all DSL services (or similar services) sold or resold by Customer to its End Users shall be purchased from Covad and not from any other provider, provided that if Covad is unable to provide DSL service to an End User within 60 days of a bona fide order being placed with Covad for such, Customer may provide DSL service to such End User through a party other than Covad. Customer will provide Covad on a quarterly basis, an accounting of all DSL services sold or resold by Customer during such prior quarter so that Covad may verify Customer's compliance with the 90% preferred provider commitment set forth above.

2. Customer agrees to staff a subject matter expert on Covad and DSL that is dedicated to receiving information from Covad about DSL as well as any sales leads that Covad may send to Customer as part of any demand generation programs.

3. Customer agrees to develop a strategy to implement e-commerce links between Customer and Covad. These links include, but are not limited to, API implementation, Covad-branded landing pages on Customer's web site from which End Users can place orders, and detailed reporting on End User lines sold through e-commerce links.

4. If customer abides by all of its obligations under this Addendum and under the Agreement, customer will be eligible to participate in Covad's then-applicable Advantage Program as such Program may exist from time to time. Pricing and other terms for services specifically related to the Advantage program are attached as schedules to this Addendum.

                              TERMS AND CONDITIONS

                                   SCHEDULE A

National Customer Circuit Service

         Covad hereby offers to Customer a National Customer Circuit Service (the "National Service") option to its TeleSpeed and TeleSurfer Services.

         The National Service will provide National backhaul connectivity across Covad's National network and will include local access connectivity over one (1) DS-3 Customer Circuit to a single point within Covad's current service area. Pricing does not include TeleSpeed and TeleSurfer End User monthly charges.

NATIONAL CUSTOMER CIRCUIT MONTHLY RECURRING CHARGES:

Subscribed Data Rate -- Billed-in advance

         ------------------ ------------
               Data          Price per
               Rate*           Month
         ------------------ ------------
              5 Mbps           [ * ]
         ------------------ ------------
              10 Mbps          [ * ]
         ------------------ ------------
              20 Mbps          [ * ]
         ------------------ ------------
              30 Mbps          [ * ]
         ------------------ ------------
             Full DS-3         [ * ]
         ------------------ ------------

*Total peak bit rate, including all ATM headers

EXCESS USAGE - if Customers actual aggregate data rate utilization over a National Circuit exceeds the subscribed data rate on the above schedule, the following excess usage charges shall apply, billed in arrears:

 ------------------------------------------------------------------ -------------------------------------
 0-5% of usage samples (per month) above subscribed rate:           [NO CHARGE]
 ------------------------------------------------------------------ -------------------------------------

 ------------------------------------------------------------------ -------------------------------------
 5% or higher of usage samples (per month) above subscribed rate:   [ * ]
 ------------------------------------------------------------------ -------------------------------------

Customer shall have the option to change the subscribed data rate for the current month until 5:00 p.m. PST on the day prior to the last business day of each current month. Changes in the subscribed data rate will be credited or debited in the following billing cycle.

NATIONAL CUSTOMER CIRCUIT NON-RECURRING CHARGES:

         New Customer Circuits - [ * ]
         Conversion of Existing Local Customer Circuit to a National Circuit - No charge.
         Conversion of National Customer Circuit to a Local Circuit* - No charge.

[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

                              TERMS AND CONDITIONS


         Re-provisioning ("Migration") of end-user PVCs between two different Local and National Circuits - [*] per end user PVC until such time as Covad introduces an automated tool on support.covad.com. Covad expects to introduce such tool on or before February 28, 2000. Migration of end-user PVCs between any two individual Local and National Circuits with the automated tool will incur a charge of [*] per use, for an unlimited number of PVC migrations.

         All non-local TeleSurfer end user PVCs must be migrated off of the National Circuit before it can be converted to a Local Circuit.

TERMS OF USE

Customer will pay the applicable Monthly and Non-Recurring Charges specified above pursuant to the terms of the Agreement. Remote region End User traffic can be combined with and carried with local region traffic on the National Service Customer Circuit, however all traffic will be included in the data rate subscribed to as indicated in the above table.

National Service is to be used expressly for the provisioning of TeleSpeed and TeleSurfer Service to individual End Users. Customer represents that the actual aggregate data rate utilization by End Users shall not exceed the maximum data rate subscribed to above (95% or more of Customer Circuit data rate usage samples, sampled at 5-minute intervals, shall be less than subscribed data rate in any calendar month). If the actual Customer Circuit data rate used by Customer (for more than 5% of samples over specified intervals) for National Service exceeds the subscribed data rate, then Customer shall pay the appropriate monthly excess usage charges outlined above.

Covad expects to introduce SLAs for TeleSpeed Service provisioned on a National Circuit prior to December 31, 1999, which will replace the standard TeleSpeed SLA Agreement outlined elsewhere in the Agreement. Customer shall not receive the benefit of the SLA for National Service prior to its introduction.

[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

                              TERMS AND CONDITIONS

1. DEFINITIONS. As used herein: "Services" are services using digital subscriber line ("DSL") technology to provide high-speed telecommunications data services identified in the attached Price Schedule(s) which may include business-grade TeleSpeed and TeleSpeed Remote Services and consumer-grade Telesurfer Services) to Customer's Internet and network access customers ("End User"), that Covad makes available at its discretion, and as more fully described on the Covad Web
Site: "End User Circuit" is a digital data telecommunications service that consists of one permanent virtual circuit to an End User's premise utilizing DSL technology. An End User Circuit provides upstream and downstream maximum throughout rates that range from 144Kbp,-up to 1.5 Mbps (depending on what Customer orders for that End User). Provision of an End User Circuit does not include any Internet access service: "Customer Circuit" is a backhaul circuit between Covad's regional data center or hub and Customers point-of-presence in a particular region, this is generally required before Covad can provide Services in that region. Customer may order a Customer Circuit from the Web Site. "Web Site" means Covad's customer ordering web site located at: http://support.covad.com.

2. PROVISION OF SERVICES. Subject to payment of all applicable fees, Covad will use reasonable commercial efforts to supply the Services that Customer may order from time to time through the Web Site. All Services will be supplied in accordance with the Agreement, these Terms and Conditions, and the current standard Customer Policies. Customer shall purchase Services for each End User for an initial term of one (1) year ("End User Term"), and shall maintain each Customer Circuit for a minimum one (1) year term ("Customer Term"), after which Covad shall continue to provide Services to such Customer on a monthly basis, subject to continuing payment of applicable fees and Customer's compliance of terms and conditions requested by Covad. Covad reserves the sole and exclusive right to determine the expansion of its service area, and the fight to maintain, reconfigure, or discontinue any Service. Customer understands that Covad's performance is dependent in part on third party actions, including, without limitation, Customer and its End Users. Accordingly, any performance to be rendered by Covad hereunder shall be appropriately waived or delayed to account for such actions or inactions. Customer shall provide Covad with all information reasonably requested (including, without limitation, information about each End
User) in connection with each order placed.

3. CUSTOMER CIRCUITS. Customer must order, and Covad must provide, a Customer Circuit before Covad can supply any End User Circuits or Services through such Customer Circuit. All one-time fees ("One-time Fees") will be due, and all monthly fees will start, for each Customer Circuit upon Covad's notification to Customer that the Customer Circuit is complete.

4. END USER CIRCUITS. Customer must order and Covad must successfully provide, an End User Circuit for each End User before Covad can supply any Services for that End User. Covad and Customer agree that an End User Circuit shall be successfully provided if the maximum throughput of such End User Circuit is 80% of the ordered Service. If Covad is unable to

                             TERMS AND CONDITIONS

successfully provide an End User Circuit for the ordered service, Covad will offer the End User the maximum available throughput rate and available Service. Covad will notify Customer if End User declined the Circuit, or at what throughput rate the End User accepted the Circuit. All One-time Fees will be due, and all monthly fees will start, for each End User Circuit upon Covad's notification to Customer of successfully providing of such End User Circuit.

5. EQUIPMENT. Customer may choose to have Covad supply and configure the necessary equipment for an End User Circuit and Services at the End User premises. Customer is responsible for changes to any End User premise equipment, software and configuration after Covad completes its service setup. Covad will bill any equipment charges to Customer as part of the One-time Fees for the End User Circuit. Covad shall have no obligation or liability in connection, with any equipment not purchased through Covad and configured by Covad, or for any abuse or misuse of any equipment by any party other than Covad. Covad shall pass through to Customer any warranties from the manufacturers of equipment that Covad installs at Customer's or an End User's premises. Covad shall have no obligation to repair or maintain any equipment, and Customer shall be responsible for seeking warranty and other service directly from the manufacturer. However, Covad shall provide replacement End User premise equipment as described in the Service Level Agreement ("SLA"). If Customer purchases End User premise equipment directly from Covad, it can be returned to Covad only if the equipment is in original working condition and in its original packing within thirty (30) days from Covad's original shipment date. A 25% equipment handling and restocking charge will be charged to the Customer by Covad. Customer should call Covad Customer Care to receive a Return Materials Authorization (RMA) number and to ship the equipment back to Covad. (the Customer shall pay all shipping charges associated with this return).

6. FEES AND PAYMENT TERMS. Customer shall pay Covad the One-time monthly fees and other fees shown in the applicable Pricing Schedule(s) for the setup, operation and providing of Services, Customer Circuits, and End User Circuits. The fees billed to Customer for Services shall not change during the Initial Term (as defined below); thereafter. Covad shall be free to change any of the fees upon notice to Customer. Covad shall invoice Customer once a month, Covad's invoices shall bill Customer for Services one month in advance. For new End Users, setup during a month, Covad's invoice will reflect all One-time Fees, prorated monthly fees for such month and the advance monthly fees. Customer shall pay all invoiced fees no later than thirty days from invoice date. Late payments will accrue interest at a rate of one and one-half percent (1 1/2%) per month, or the highest rate allowed by applicable law, whichever s lower, and Customer shall pay all collection costs incurred by Covad (including, without limitation, reasonable attorney's fees). In certain situations, Covad may require Customer to deposit funds with Covad to secure payment of fees owed by Customer hereunder. Such deposited funds shall not bear interest If Customer has a bone Fide dispute with any of the amounts on an invoice ("Disputed Amounts"), Customer must pay all amounts not in dispute as set forth above. and provide Covad with a written request for billing adjustment together with all supporting documentation within sixty (60) days from the date of the invoice or customers' fight to billing adjustment shall be waived. In the event of a billing dispute the parties shall promptly resolve the dispute by mutual agreement or by arbitration. Unless otherwise specified by Covad air payments shall be made to Covad Communications Company and mailed to Accounts

                             TERMS AND CONDITIONS

Receivable Dept., Covad Communications Company, 2330 Central Expressway, Santa Clara, CA 95050. Customer shall be responsible for all applicable Federal, state, and local mandated surcharges, fees, user's fees, universal service contributions and taxes applicable under this Agreement.

7. CANCELLATION AND DISCONNECTION. Customer shall give thirty (30) days written notice to Covad to disconnect a Customer Circuit. All End User Circuits served by a Customer Circuit must be disconnected at the same time or before disconnecting such Customer Circuit. If Customer disconnects a Customer Circuit during the Customer Term for that Customer Circuit, Customer shall incur fees for the balance of the Customer Term. If Customer disconnects Services for an End User during the End User Term, Customer shall incur the lesser of the fees for the balance of the End User Term or the Disconnect Fee set forth in the Pricing Schedule. In any case, Customer will be obligated to pay Service Setup fees and will not be entitled to a refund of any fees at any time. If Customer cancels an End User Circuit prior to setup of such End User Circuit, Customer shall incur the End User Cancellation Fee as set forth in the Price Schedule.

8. SUPPORT AND MAINTENANCE. Customer shall provide all first-level support for all End Users. Covad shall use reasonable commercial efforts to provide second-level support for the Customer Circuits, End User Circuits and Services. Customer understands that Covad may, from time to time, need to interrupt services . for maintenance and other operational reasons, and that Customer shall not receive any compensation for such interruptions. Covad will give Customer reasonable advance notice of all such interruptions.

9. LIMITED PERFORMANCE WARRANTY. Covad warrants to Customer, and only Customer, that the Services shall perform in substantial accordance with the performance criteria set forth in the SLA. This warranty shall be void if: (i) any equipment has been subjected to physical or electrical stress, misuse, neglect, accident or abuse, or damaged by any other external causes; (ii) the Service or any equipment has been repaired or altered by anyone other than Covad or Covad's subcontractors or affiliates, without Covad's express and prior written approval; (iii) the Service or any equipment has been provided by someone other than Covad or Covad's subcontractors or affiliates; or (iv) the Service or any equipment is used in violation of applicable law or in violation of instructions furnished by Covad. During the term of this Agreement. Covad shall supply Customer with the reports specified in the SLA showing performance of the Services. Covad's sole obligation if the Services fail to meet the SLA shall be to use reasonable commercial efforts to correct such failure, provided that Customer promptly reports such failure and the failure can be reproduced by Covad, and the cause of the failure is within Covad's control. Such a failure to meet the SLA shall not be a material breach of this Agreement. If a performance failure occurs that is within Covad's control, and Covad is unable to correct such failure within the time periods set forth in the SLA, then. as Customer's sole remedy, Covad will credit Customer's account with the amounts set forth in the SLA for that type of failure, but only up to the amount paid by Customer for such Services in the month in which such failure occurred. Covad shall have no liability in connection with the future of the Services to meet any transmission speed. throughput rates or other performance criteria.

                             TERMS AND CONDITIONS

10. YEAR 2000 WARRANTY. Covad warrants to its Customer, and only Customer, that the Services, provided are used correctly and are supplied with dates in proper format, will be capable of processing dates before and after the year 2000. Customer acknowledges that the Services are dependent on third party equipment, software, and systems, including, without limitation, those of local telephone companies and other carriers. Covad makes no representations and will not be liable with respect to Year 2000 compliance of such equipment, software, systems and third parties. Covad's sole obligation for a failure or the Services to comply with the foregoing warranty is to use its best efforts to correct such a failure.

11. WARRANTY DISCLAIMER EXCEPT FOR THE WARRANTIES SET OUT IN SECTIONS 9 AND 10, THE SERVICES, CUSTOMER CIRCUITS, AND END-USER CIRCUITS, AND ALL OTHER PRODUCTS AND SERVICES THEREUNDER ARE PROVIDED ON AN "AS IS" BASIS, AND CUSTOMER'S AND END USER'S USE THEREOF IS AT ITS OWN RISK. COVAD DOES NOT MAKE, AND HEREBY DISCLAIMS, ANY AND ALL OTHER EXPRESS AND IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT AND TITLE, AND ANY WARRANTIES ARISING FROM A COURSE OF DEALING, USAGE, OR TRADE PRACTICE. COVAD DOES NOT WARRANT THAT THE SERVICES, CUSTOMER CIRCUITS, AND END-USER CIRCUITS WILL PERFORM AT
A PARTICULAR SPEED, OR WILL BE UNINTERRUPTED, ERROR-FREE, OR COMPLETELY
SECURE.

12. CUSTOMER REPRESENTATIONS AND WARRANTIES. Customer represents and warrants that: (i) Covad has informed Customer that the Services constitute telecommunications or telecommunications services ("Telecommunication Services") as defined by federal law, and as a result, Covad will assume the obligations of providing such Telecommunications Services, including, billing, collecting and remitting to governmental authorities the applicable taxes such as the universal service tax (collectively, "Telecommunication Obligations"). In the event, Customer chooses to use the Services to provide Telecommunication Services, Customer will provide Covad thirty (30) days prior written notice so that Covad may discontinue such Telecommunication Obligations and Customer will assume such Telecommunication Obligations thereafter); (ii) it shall not, in the ordinary course of its business, when using Services, be able to identify, and distinguish between, packet data transmissions that originate and terminate within the same state (intrastate transmissions), and those packet data transmissions that originate and terminate in different states (interstate transmissions), and states that it is impractical to identify, distinguish and measure its intrastate and interstate transmissions on Covad's network; (iii) Customer estimates in good faith that more than ten percent (10%) of all data packets transmitted through Services will consist of interstate transmissions; and. (iv) it will inform all End Users that Services do not include 911 or other emergency and ancillary services conventionally available from incumbent local phone companies.

13. TERM AND TERMINATION. This Agreement shall remain in effect until terminated as set forth in this Section. The initial term of this Agreement shall be one
(1) year (the "Initial Term"). After the Initial Term, either party may terminate this Agreement with thirty (30) days written notice to the other party. After ten (10) business days of non payment from any due date,

                             TERMS AND CONDITIONS

Covad may suspend Services. After thirty (30) days of nonpayment from any due date, Covad may terminate the Services, and/or this Agreement. Customer shall remain responsible for all fees accrued prior to the date of termination. In addition, either party may terminate this Agreement if the other party materially breaches any term or condition of this Agreement and fails to cure such breach within thirty (30) days after receipt of written notice of the same.

14. EFFECT OF TERMINATION. Upon expiration or termination of this Agreement, Covad will continue to maintain all existing Customer Circuits and End User Circuits, and provide Services pursuant to the terms hereof, provided that Customer continues to pay all applicable fees therefor and complies with any additional terms and conditions requested by Covad. Any accrued rights to payment. any remedies, and Sections 6,7, 9, 11, 12, 14, 15. 16, and 17 will survive any expiration or termination of this Agreement.

15. LIMITATIONS OF LIABILITY. IN NO EVENT WILL COVAD BE LIABLE TO CUSTOMER, ANY END-USER, OR ANY THIRD PARTY FOR ANY CLAIMS ARISING OUT OF OR RELATED TO CUSTOMER'S BUSINESS, ITS RELATIONSHIP WITH ITS END-USERS, OR OTHERWISE. COVAD SHALL NOT BE LIABLE FOR ANY DAMAGES ASSOCIATED WITH THE INTERRUPTION OR LOSS OF USE OF SERVICES. EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, COVAD'S MAXIMUM AGGREGATE LIABILITY TO CUSTOMER RELATED TO CLAIM ARISING UNDER THIS AGREEMENT, UNDER ANY CONTRACT. NEGLIGENCE, STRICT LIABILITY OR OTHER THEORY WILL BE LIMITED TO THE TOTAL AMOUNT PAID BY CUSTOMER TO COVAD FOR THE SERVICES GIVING RISE TO SUCH CLAIM IN THE SIX (6) MONTHS PRIOR TO THE OCCURRENCE OF SUCH CLAIM. NEITHER PARTY WILL BE LIABLE UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER THEORY FOR ANY LOST REVENUE, LOST PROFITS, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT.

16. INDEMNITY. Covad hereby indemnities and holds harmless Customer and its End Users from any personal injury or tangible property damage caused by Covad or its agents during the course of providing or maintaining the End User Circuits or any End User premise equipment End User provided, however, that such indemnity shall not be available if the cause of such damage is due to Customer's or End Users willful or negligent acts or omissions.

17. FORCE MAJEURE. Neither Party hereto shall be responsible for any failure to perform its obligations under this Agreement (other than obligations to pay money) if such failure is caused by acts of God, war, strikes, revolutions, earthquake, lack or failure of transportation facilities, laws or governmental regulations or other causes that are beyond the reasonable control of such party.

18. MISCELLANEOUS. This Agreement is not assignable or transferable by either party without the prior written consent of the other party, except for an assignment to an acquirer of all or substantially all of the assets or business of such party. Covad may subcontract the performance of Services to third parties. The parties agree that they are independent contractors and that this

                             TERMS AND CONDITIONS

Agreement and relations between Covad and Customer hereby established do not constitute a, joint venture, agency or contract of employment between them, or any other similar relationship. Neither party has the right or authority to assume or create any obligation or responsibility on behalf of the other. Each party shall keep all information designated as confidential that is received from the other party in confidence, and shall not disclose such information to a third party, unless and until such information becomes publicly available through no fault of the party receiving it. Any notice, report, approval or consent required or permitted hereunder shall be in writing, and effective on the date of delivered (if sent by hand, first class US mail, or courier), or on the date sent (if sent by facsimile). No failure or delay in exercising any right hereunder will operate as a waiver thereof, nor will any partial exercise of any right or power hereunder preclude further exercise. If any provision of this Agreement shall be adjudged by any court of competent jurisdiction to be unenforceable or invalid, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable. This Agreement shall be deemed to have been made in, and shall be construed pursuant to the laws of the State of California and the United States without regard to conflicts of laws provisions thereof. Any waivers or amendments shall be effective only if made in writing. This Agreement is the complete and exclusive statement of the mutual understanding of the parties and superseded and cancels all previous written and oral agreements and communications relating to any of the subject matter of this Agreement. Binding arbitration shall be the sole and exclusive remedy for resolution of disputes between the parties. Such dispute shall be submitted for arbitration in San Francisco. California under the rules of the American Arbitration Association. The arbitrator's decision will be final and entered into any court of competent jurisdiction. The prevailing party will be entitled to recover its attorney's fees and costs in connection with such arbitration.

            Price Schedule - TeleSpeed-Registered Trademark- Services
-------------------------------------------------------------------------------

VOLUME COMMITMENT PRICING

If Customer has committed to a specified Volume Level ("Volume Commitment Level") as set forth on the cover page of the Agreement, then Customer will receive the applicable pricing as of the Effective Date of the Agreement ("Volume Commitment Pricing"). For example, if Customer commits to a 2,000 Volume Level, all End User TeleSpeed Circuits will be billed at the Volume Level Price for 1,000 -2,499 circuits, for the respective Regional Classification,

In order to maintain such Volume Commitment Pricing, Customer agrees to meet the following Volume Milestones:

VOLUME MILESTONE SCHEDULE

-------------------------------------------------- -------------------------------------------------------------------
                                                                               MILESTONES
-------------------------------------------------- ---------------- ----------------- -------------- -----------------
Timeframe (after the Effective Date)                  3 months          6 months        9 months        12 months
-------------------------------------------------- ---------------- ----------------- -------------- -----------------
Percentage of Volume Commitment Achieved Based           15%              35%              65%             100%
on Invoiced End User Circuits
-------------------------------------------------- ---------------- ----------------- -------------- -----------------

In the event that the Customer fails to meet each of the above Volume Milestones, pricing will revert to the standard Volume Level Pricing FOR ALL END USER CIRCUITS, BOTH EXISTING AND NEW CIRCUITS. In this event, Customer would be required to pay the End User TeleSpeed Monthly Charges corresponding to Customers actual order volume as of the respective Volume Milestone (i.e., 3 months, 6 months, etc.).

For example, if Customer has a Volume Commitment of 5,000 circuits, within 6 months of to applicable Effective Date, Customer must have at least 1,750 End User TeleSpeed Circuits invoiced. Assuming that at the six month Volume Milestone, Customer has only 1,250 End User TeleSpeed Circuits invoiced, then the Customer is obligated to pay the monthly charges associated with the $1,000 - 2.499 Volume Level (e.g., TeleSpeed Regional Classification A:
TeleSpeed 144-$[*] Speed 384-$[*]; etc.) for the subsequent month(s)
FOR ALL END USER CIRCUITS. The Customer would pay the End User TeleSpeed Monthly Charges associated with its actual order volume FOR ALL END USER CIRCUITS BOTH EXISTING AND NEW CIRCUITS until Customer satisfies its subsequent Volume Milestone. If at the nine month Volume Milestone, Customer has met or exceeded its Volume Milestone (e.g. 3,250 End User Telespeed Circuits invoiced), then Customer will receive Volume Commitment Pricing for future End User Telespeed Circuits. As part of Customer's Volume Commitment, Service Setup charges for services are billed at the level of Customer's commitment, as long as Customer is within the milestones established above.

[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

          Price Schedule - TeleSpeed-Registered Trademark- Services
          ---------------------------------------------------------

ONE-TIME SERVICE SETUP CHARGES

One-time Service Setup charges are listed in the Price Schedule for TeleSpeed and TeleSurfer services. For example, if Customer has a volume commitment of 1,000 lines or greater, Customer will be billed for Service Setup charges of $[*] for all circuits, starting with the first circuit, as long as Customer meets the Milestones listed above.

DESCRIPTION OF TELESPEED SERVICES

---------------------------------------- -------------------------------------- -------------------------------------
             SERVICE NAME                         MAXIMUM THROUGHPUT                     MAXIMUM THROUGHPUT
---------------------------------------- -------------------------------------- -------------------------------------
             TeleSpeed 144                          Up to 144 Kbps                         Up to 144 Kbps
---------------------------------------- -------------------------------------- -------------------------------------
             TeleSpeed 192                          Up to 192 Kbps                         Up to 192 Kbps
---------------------------------------- -------------------------------------- -------------------------------------
             TeleSpeed 384                          Up to 384 Kbps                         Up to 384 Kbps
---------------------------------------- -------------------------------------- -------------------------------------
             TeleSpeed 768                          Up to 768 Kbps                         Up to 768 Kbps
---------------------------------------- -------------------------------------- -------------------------------------
             TeleSpeed 1.1                          Up to 1.1 Mbps                         Up to 1.1 Mbps
---------------------------------------- -------------------------------------- -------------------------------------
             TeleSpeed 1.5                          Up to 384 Kbps                         Up to 384 Kbps
---------------------------------------- -------------------------------------- -------------------------------------

TELESPEED SERVICES VOLUME LEVEL PRICING

The following are the monthly charges for End User TeleSpeed Circuits based on actual order volume ("Volume Level Pricing"). The applicable Volume Level Price shall be determined based on the location of the End User Circuit in a Regional Classification.

The applicable Volume Level Pricing for each month will be determined based on the number of End User Circuits invoiced (i.e., in service), in aggregate, at the end of the prior month. Such Volume Level Pricing will apply only to incremental End User Circuits. To clarify, the first 999 End User TeleSpeed Circuits will be billed at the Volume Level Price associated with the 0-999 row, and the next 1,499 End User TeleSpeed Circuits will be billed at the Volume Level Price associated with the 1,000-2,499 row, etc.

All End User Circuits are counted in determining the applicable Volume Level Price regardless of the Regional Classification.

END USER TELESPEED MONTHLY CHARGES
REGIONAL CLASSIFICATION A METRO AREAS:

---------------------------------------- -------------------------------------- --------------------------------------
Austin.  Texas (AUS)                     Dallas,    Texas    (DAL)              Houston.  Texas (HOU)
---------------------------------------- -------------------------------------- --------------------------------------
Los Angeles, California (LAX)            Sacramento, California (SAC)           San Diego, California (SAN)
---------------------------------------- -------------------------------------- --------------------------------------
San Francisco,  California  (SFO)
---------------------------------------- -------------------------------------- --------------------------------------

[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

          Price Schedule - TeleSpeed-Registered Trademark- Services
          ---------------------------------------------------------

TELESPEED REGIONAL CLASSIFICATION A

--------------------- --------------- ---------------- --------------- --------------- --------------- ---------------
    VOLUME LEVEL        TELESPEED        TELESPEED       TELESPEED       TELESPEED       TELESPEED       TELESPEED
      INVOICED             144              192             384             768             1.1             1.5
--------------------- --------------- ---------------- --------------- --------------- --------------- ---------------
0 - 999               $[ * ]          $[ * ]           $[ * ]          $[ * ]            $[ * ]        $[ * ]
--------------------- --------------- ---------------- --------------- --------------- --------------- ---------------
1,000  -   2,499      $[ * ]          $[ * ]           $[ * ]          $[ * ]            $[ * ]        $[ * ]
--------------------- --------------- ---------------- --------------- --------------- --------------- ---------------
2.500  -   4,999      $[ * ]          $[ * ]           $[ * ]          $[ * ]            $[ * ]        $[ * ]
--------------------- --------------- ---------------- --------------- --------------- --------------- ---------------
5,000  -   9,999      $[ * ]          $[ * ]           $[ * ]          $[ * ]            $[ * ]        $[ * ]
--------------------- --------------- ---------------- --------------- --------------- --------------- ---------------

REGIONAL CLASSIFICATION B METRO AREAS:

---------------------------------------- -------------------------------------- --------------------------------------
Atlanta. Georgia (ATL)                   Baltimore. Maryland (BAL)              Boston, Massachusetts (BOS)
---------------------------------------- -------------------------------------- --------------------------------------
Chicago, Illinois (CHI)                  Detroit, Michigan (DET)                Miami, Florida (MIA)
---------------------------------------- -------------------------------------- --------------------------------------
New York, New York (NYC)                 Philadelphia, Pennsylvania (PHL)       Raleigh, North Carolina (RAL)
---------------------------------------- -------------------------------------- --------------------------------------
Washington, D.C. (WAS)
---------------------------------------- -------------------------------------- --------------------------------------

TELESPEED REGIONAL CLASSIFICATION B

------------------------- -------------- -------------- --------------- -------------- --------------- --------------
 VOLUME LEVEL INVOICED      TELESPEED      TELESPEED      TELESPEED       TELESPEED      TELESPEED       TELESPEED
                               144            192            384             768            1.1             1.5
------------------------- -------------- -------------- --------------- -------------- --------------- --------------
------------------------- -------------- -------------- --------------- -------------- --------------- --------------
0 - 999                   $[ * ]         $[ * ]         $[ * ]          $[ * ]         $[ * ]          $[ * ]
------------------------- -------------- -------------- --------------- -------------- --------------- --------------
1,000 - 2,499             $[ * ]         $[ * ]         $[ * ]          $[ * ]         $[ * ]          $[ * ]
------------------------- -------------- -------------- --------------- -------------- --------------- --------------
2,500 - 4,999             $[ * ]         $[ * ]         $[ * ]          $[ * ]         $[ * ]          $[ * ]
------------------------- -------------- -------------- --------------- -------------- --------------- --------------
5,000 - 9,999             $[ * ]         $[ * ]         $[ * ]          $[ * ]         $[ * ]          $[ * ]
------------------------- -------------- -------------- --------------- -------------- --------------- --------------

REGIONAL CLASSIFICATION C METRO AREAS:

---------------------------------------- ------------------------------------- --------------------------------------
Denver, Colorado (DEN)                   Minneapolis, Minnesota (MSP)          Portland, Oregon    (PDX
---------------------------------------- ------------------------------------- --------------------------------------
Phoenix, Arizona (PHX                    Seattle Washington (SEA)
---------------------------------------- ------------------------------------- --------------------------------------

TELESPEED REGIONAL CLASSIFICATION C

------------------------- -------------- -------------- --------------- ------------- ---------------- --------------
 VOLUME LEVEL INVOICED      TELESPEED      TELESPEED      TELESPEED      TELESPEED       TELESPEED       TELESPEED
                               144            192            384            768             1.1             1.5
------------------------- -------------- -------------- --------------- ------------- ---------------- --------------
0 - 999                   $[ * ]         $[ * ]         $[ * ]          $[ * ]        $[ * ]           $[ * ]
------------------------- -------------- -------------- --------------- ------------- ---------------- --------------
1,000 - 2,499             $[ * ]         $[ * ]         $[ * ]          $[ * ]        $[ * ]           $[ * ]
------------------------- -------------- -------------- --------------- ------------- ---------------- --------------
2,500 - 4,999             $[ * ]         $[ * ]         $[ * ]          $[ * ]        $[ * ]           $[ * ]
------------------------- -------------- -------------- --------------- ------------- ---------------- --------------
5,000 - 9,999             $[ * ]         $[ * ]         $[ * ]          $[ * ]        $[ * ]           $[ * ]
------------------------- -------------- -------------- --------------- ------------- ---------------- --------------


END USER TELESPEED CIRCUIT ORDER AND OTHER ONE-TIME CHARGES

---------------------------------------------------------- ---------------------------------- -----------------------
END USER PROMISE EQUIPMENT                                 APPLICABLE TELESPEED SERVICE       ONE-TIME CHARGE
---------------------------------------------------------- ---------------------------------- -----------------------
FlowPoint 144 IDSL Router                                  TS144                              $[ * ]
---------------------------------------------------------- ---------------------------------- -----------------------
FlowPoint  2200  SDSL  Router                              TS192, TS384, TS768, TSI.1         $[ * ]
---------------------------------------------------------- ---------------------------------- -----------------------
FlowPoint 2 1 00 ADSL  Router                              TSI.5                              $[ * ]
---------------------------------------------------------- ---------------------------------- -----------------------
Efficient Networks Speedstream 5250 SDSL Modem             TS192, TS384, TS768, TSI.1         $[249.00]
---------------------------------------------------------- ---------------------------------- -----------------------

          Price Schedule - TeleSpeed-Registered Trademark- Services
          ---------------------------------------------------------

--------------------------------------------------------------------------------------------- -----------------------
                              TELESPEED SERVICE ORDER CHARGES                                 ONE-TIME CHARGE
--------------------------------------------------------------------------------------------- -----------------------
Service Setup including provisioning of PVC (G-999  circuits  invoiced)                       $[ * ]
--------------------------------------------------------------------------------------------- -----------------------
Service Setup including provisioning of PVC (1000 + circuits  invoiced)                       $[ * ]
--------------------------------------------------------------------------------------------- -----------------------
Inside wiring from RJ45 Wall Jack to NID (optional)                                           $[ * ]*
--------------------------------------------------------------------------------------------- -----------------------
Field Technician Dispatch (during normal business hours)                                      $[ * ]*
--------------------------------------------------------------------------------------------- -----------------------
*  First hour minimum Charge.  For each additional 15 minutes                                 .
--------------------------------------------------------------------------------------------- -----------------------
Field Technician Dispatch (other hours: after hours, weekends, holidays)                      $[ * ]**
--------------------------------------------------------------------------------------------- -----------------------
** First hour/Minimum Charge.  For each additional 15 minutes:  $[25.]                        $[ * ]
--------------------------------------------------------------------------------------------- -----------------------

--------------------------------------------------------------------------------------------- ----------------------
                                   OTHER SERVICE CHARGES                                      ONE-TIME CHARGE
--------------------------------------------------------------------------------------------- ----------------------
Upgrade/downgrade of End User TeleSpeed  Service  (involves a dispatch of  FT)                $[ * ]
--------------------------------------------------------------------------------------------- ----------------------
Upgrade/downgrade of End User TeleSpeed Service (no dispatch of FT)                           $[ * ]
--------------------------------------------------------------------------------------------- ----------------------
End User TeleSpeed Circuit Disconnect Fee (per circuit)                                       $[ * ]
--------------------------------------------------------------------------------------------- ----------------------
End User TeleSpeed Circuit Cancellation Fee (per circuit)                                     $[ * ]
--------------------------------------------------------------------------------------------- ----------------------
Missed Appointment (i.e., End User no-show) Charge                                            $[ * ]
--------------------------------------------------------------------------------------------- ----------------------

CUSTOMER CIRCUIT CHARGES

--------------------------------------------------------------------------------------------- -----------------------
                       DESCRIPTION OF CUSTOMER CIRCUIT ORDER CHARGES                          ONE-TIME CHARGE
--------------------------------------------------------------------------------------------- -----------------------
DS3 /ATM                                                                                      $[ * ]
--------------------------------------------------------------------------------------------- -----------------------
                      DESCRIPTION OF CUSTOMER CIRCUIT MONTHLY CHARGES                         MONTHLY CHARGE
--------------------------------------------------------------------------------------------- -----------------------
IDS3 / ATM                                                                                    $[ * ]
--------------------------------------------------------------------------------------------- -----------------------


DESCRIPTION OF TELESPEED REMOTE SERVICES

TeleSpeed Remote-TM- Service is an additional service to Covad's standard TeleSpeed Service offerings. TeleSpeed Remote provides long-distance connectivity for TeleSpeed End Users located in distant metropolitan areas.

TELESPEED REMOTE SERVICE - MONTHLY RECURRING SERVICE CHARGE (PER END USER)

--------------------------------- ------------- -------------- ------------- ------------- ------------- ---------------
DISTANCE BETWEEN END USER METRO    TELESPEED      TELESPEED     TELESPEED     TELESPEED     TELESPEED
  AREA AND CUSTOMER METRO AREA     REMOTE 144    REMOTE 192     REMOTE 384    REMOTE 768    REMOTE 1.1     TELESPEED
                                    MONTHLY        MONTHLY       MONTHLY       MONTHLY       MONTHLY       REMOTE 1.5
                                     CHARGE        CHARGE         CHARGE        CHARGE        CHARGE     MONTHLY CHARGE
--------------------------------- ------------- -------------- ------------- ------------- ------------- ---------------
Less than 500miles                $[ * ]        $[ * ]         $[ * ]        $[ * ]        $[ * ]        [ * ]
--------------------------------- ------------- -------------- ------------- ------------- ------------- ---------------
Greater than 500 miles            $[55.00]      $[55.00]       $[95.00]      $[180.00]     $[210.00]     [NA]
--------------------------------- ------------- -------------- ------------- ------------- ------------- ---------------

In addition to the other charges for TeleSpeed Services, Customer shall pay the applicable TeleSpeed Remote Monthly Charges set forth above. If TeleSpeed Remote is ordered at the same time as the TeleSpeed End User Circuit, then no additional one-time order charges apply.


[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

Additional service charges may apply if TeleSpeed Remote Service is added to or removed from an installed End User TeleSpeed Circuit. TeleSpeed Remote Services are not included for purposes of determining whether Customer has met its Volume Commitment Level.

For Customer to order TeleSpeed Remote Services, such service must be available in both the metropolitan area where the End User TeleSpeed Circuit will be ordered and the metropolitan area where the Customer maintains a Customer Circuit. Standard TeleSpeed Services may be available within a metropolitan area before TeleSpeed Remote Service is available.


------------------------------------------------------- -------------------------------------------------------------
REGION                                                                  METRO AREAS WITHIN 500 MILES
------------------------------------------------------- -------------------------------------------------------------
Atlanta, Georgia                                        Raleigh, NC
------------------------------------------------------- -------------------------------------------------------------
Austin, Texas                                           Dallas, TX; Houston, TX
------------------------------------------------------- -------------------------------------------------------------
Baltimore, Maryland/Washington, D.C.*                   Boston, MA; New York, NY; Philadelphia, PA; Raleigh, NC;
                                                        Detroit, MI
------------------------------------------------------- -------------------------------------------------------------
Boston, Massachusetts                                   New York, NY; Philadelphia, PA; Baltimore, MD; Washington,
                                                        D.C.
------------------------------------------------------- -------------------------------------------------------------
Chicago, Illinois                                       Detroit, MI; Minneapolis, MN
------------------------------------------------------- -------------------------------------------------------------
Dallas, Texas                                           Austin, TX; Houston, TX
------------------------------------------------------- -------------------------------------------------------------
Denver, Colorado                                        - none -
------------------------------------------------------- -------------------------------------------------------------
Detroit, Michigan                                       Chicago, IL; Philadelphia, PA; Baltimore. MD; Washington,
                                                        D.C.
------------------------------------------------------- -------------------------------------------------------------
Houston, Texas                                          Dallas, TX; Austin, TX
------------------------------------------------------- -------------------------------------------------------------
Los Angeles, California                                 San Diego, CA; San  Francisco,  CA; Sacramento, CA;
                                                        Phoenix, AZ
------------------------------------------------------- -------------------------------------------------------------
Miami, Florida                                          none -
------------------------------------------------------- -------------------------------------------------------------
Minneapolis, Minnesota                                  Chicago, IL; Detroit, Ml
------------------------------------------------------- -------------------------------------------------------------
New York, New York                                      Boston. MA; Philadelphia, PA; Baltimore, MD; Washington,
                                                        D.C.;
------------------------------------------------------- -------------------------------------------------------------
Portland, Oregon                                        Raleigh, NC
------------------------------------------------------- -------------------------------------------------------------
Philadelphia, Pennsylvania                              Seattle, WA
------------------------------------------------------- -------------------------------------------------------------
Phoenix, Arizona                                        Boston, MA; New York, NY; Baltimore, MD; Washington, D.C.;
                                                        Raleigh, NC: Detroit, Ml
------------------------------------------------------- -------------------------------------------------------------
Raleigh, North Carolina                                 San Diego, CA; Los Angeles, CA, Atlanta, GA,
                                                        New York, NY; Philadelphia, PA; Baltimore, MD, Washington, D.C.
------------------------------------------------------- -------------------------------------------------------------
Sacramento, California                                  San Diego, CA; San Francisco, CA; Los Angeles, CA; San
                                                        Francisco, CA; Los Angeles, CA; Phoenix, AZ
------------------------------------------------------- -------------------------------------------------------------
San Diego, California                                   Portland, OR
------------------------------------------------------- -------------------------------------------------------------
Seattle, Washington                                     San Diego, CA; Sacramento, CA; Los Angeles, CA
------------------------------------------------------- -------------------------------------------------------------

          Price Schedule - TeleSpeed-Registered Trademark- Services
          ---------------------------------------------------------

* The Baltimore, MD and Washington, D.C. metro areas are considered the same metropolitan region for purposes of TeleSpeed Remote.

                     Price Schedule - TeleSurfer-SM- Services
                     ----------------------------------------

OVERVIEW

This Service Level Agreement (SLA) covers the business-grade TeleSpeed Services applies only to Covad Regional Networks, End User TeleSpeed Circuits and Customer Circuits provided by Covad. This SLA does not apply to any other Services, such TeleSpeed Remote Services or consumer-grade TeleSurfer-TM-Services, or Customer-provided Customer Circuits (except for Network Availability SLA which does include the Customer Circuit). Covad will provide detailed reports to our Customers, an activity that is now in progress. This SLA covers the following performance parameters:

-        Network Availability

-        Network Delay

-        Message Delivery

-        Mean Response Time

-        Mean Time to Restore Service

-        End User Premise Equipment Warranty

-        Inside Wire Warranty

This SLA will assist Covad and Customer in providing business-level service to End Users. In this SLA, "End User" refers to teleworkers, small businesses, and other End Users of Covad TeleSpeed service; "Customer" refers to channel partners (ISPs and other value-added resellers) and corporations who directly purchase TeleSpeed Services. "Regional Network" refers to the Covad network within a served metropolitan area (e.g. the Boston Regional Network, the Los Angeles Regional Network). "PVC" refers to a Permanent Virtual Circuit, permanent configured paths on the Covad network connecting End Users to corporations or ISPS. "Ingress" is the point where End User traffic enters the Covad network (e.g. DSLAM); the "Egress" is the point where End User traffic leaves the Covad network (e.g. where data leaves the Covad ATM switch and enters the Customer Circuit). Finally, "Effected PVCs" discussed in the service credits refer only to End Users who notify the Customer regarding performance issues covered hereunder.

NETWORK AVAILABILITY

Covad is committed to providing a reliable network for its Customers. With that goal, Covad's target for Network Availability is an average of 99.9% per month. Covad's Network Operations Center maintains data to support the measurement of availability. Covad Network Availability is defined as:

                     Price Schedule - TeleSurfer-SM- Services
                     ----------------------------------------

         1 -      (TOTAL MINUTES OF PVC DOWNTIME IN GIVEN MONTH)
                    --------------------------------------------
                   (         # of available minutes in same month        )

Network Availability is measured from the ingress interface on Covad's Regional Network up to, but not including, the Egress interface at the Customer network (see Figure 1).

             FIGURE 1: SLA BOUNDARIES FOR COVAD NETWORK AVAILABILITY

                            ------------------------------------------------
                            Diagram of Covad Regional Network

                            ------------------------------------------------

The availability target does not account for scheduled outages on Covad's Regional Network or events outside of Covad's control, including, but not limited to, force majeure events, scheduled or unscheduled outages on the Customer Network, or End User or Customer equipment outages. Network downtime is calculated commencing with the date and time on which the Customer or Covad opens the trouble ticket (whichever was first) and ending upon confirmation from Covad that the network is restored.

If Covad does not meet 99.9% Network Availability per the above definition, Covad will credit the Customer for each affected End User according to the following table:

              --------------------------------- ------------------------------------------------------
              IF AVAILABILITY IS IN THE         SERVICE CREDIT PER AFFECTED END USER PER
              RANGE:                            MONTH IS:
              --------------------------------- ------------------------------------------------------
              99.5% - 99.89%                    5% of monthly End User Tele pee service charger
              Average per month

              --------------------------------- ------------------------------------------------------
              LESS THAN 99.5                    10% of monthly End User TeleSpeed service charges
              Average per month
              --------------------------------- ------------------------------------------------------

Reports and service credits will be available by December 31, 1999.

NETWORK DELAY

Covad is committed to providing a fast network for its Customers. Covad supports targets for the time to transmit a 64-byte message from the ingress interface on Covad's Regional Network up to the egress interface on Covad's Regional Network (see Figure 2).

                     Price Schedule - TeleSurfer-SM- Services
                     ----------------------------------------

                     FIGURE 2: BOUNDARIES FOR DELAY TARGETS

                            ------------------------------------------------
                            Diagram of Covad Regional Network


                            ------------------------------------------------

Covad defines round trip message delay as the sum of the following:

- time from when the last bit of the message originating from the End User arrives at Covad's Regional Network unfit when the last bit of the message leaves Covad's Regional Network

- time from when the last bit of the return message arrives at Covad's Network until when the last bit of the message leaves Covad's Regional Network

Covad's delay targets for its offered TeleSpeed services for 64-byte messages, when the network is available as defined in the Network Availability SLA are as follows

             --------------------------------------------- ----------------------------------------------
                      END USER TELESPEED SERVICE                   AVERAGE MESSAGE DELAY TARGET
             --------------------------------------------- ----------------------------------------------
             TeleSpeed 192, 384, 768. 1.1, 1.5                                 10ms
             --------------------------------------------- ----------------------------------------------
             TeleSpeed 144                                                     15ms
             --------------------------------------------- ----------------------------------------------

When reporting is available, the delay target will be measured and averaged on the hour. By December 31, 1999, Covad will make reports and service credits available around its network delay targets.

DELIVERY

Covad is committed to minimizing network congestion for its Customers. Covad's target for delivery of cells/frames over Covad's Regional Network is 99.9% over a 1-hour period when the network is available.

Covad defines delivery as the percentage of cells or frames entering Covad's Regional Network that are successfully carried through the network and not dropped before exiting the network (see Figure 3).

                      FIGURE 3: SLA BOUNDARIES FOR DELIVERY

                            ------------------------------------------------
                            Diagram of Covad Network


                            ------------------------------------------------

                     Price Schedule - TeleSurfer-SM- Services
                     ----------------------------------------

By December 31. 1999, Covad will make reports and service credits available around its network delivery targets.

MEAN RESPONSE TIME

Covad is committed to providing the best Customer care experience in the telecommunications industry. To that end, Covad promises to respond to Customer requests for repair and other technical problems within a mean time of 15 minutes (averaged per month on all response times for all submitted web-based Trouble Tickets) during normal TAC (Technical Assistance Center) business hours.

MEAN TIME TO RESTORE SERVICE

Covad is committed to restoring service within certain periods of time based on the seventy of the problem, and whether single or multiple End Users are affected. Covad manages to and the following targets for restoration of services:

END USER TELESPEED CIRCUIT:

- End User TeleSpeed circuit defined as the copper loop from (but not including) the End User premise equipment to the copper loop entry point into the Covad Regional Network

- MEAN time to repair for all submitted Trouble Tickets shall target 24 hours averaged on a per month basis

CUSTOMER TELESPEED CIRCUIT:

- Customer TeleSpeed circuit is defined as the Covad-provided DS1/Frame Relay or DS3/ATM Customer WAN circuit from the egress of the Covad Network up to Covad's point of demarcation at the Customer premise, up to but not including the Customer-owned router or other equipment

- MEAN time to repair of the Customer TeleSpeed circuit is targeted at 4 hours

- Outage of Customer TeleSpeed circuit shall be compensated by credits in Network Availability Service Level Agreement

Covad will manage the local loop vendor (or Incumbent Local Exchange Carrier) on behalf of the Customer for any repairs or problems related to Covad-provided Customer TeleSpeed WAN Circuits or End User TeleSpeed Circuits.

                     Price Schedule - TeleSurfer-SM- Services
                     ----------------------------------------

END USER PREMISE EQUIPMENT WARRANTY

If the Customer purchases End User premise equipment directly from Covad, Covad will assign, to the extent permitted, the manufacturer's warranty of at least one (1) year. In the event that the equipment is determined to be faulty within the applicable warranty period, Covad will mail the pre-configured replacement equipment to the Customer to arrive within 3 business days of Covad's determination that the End User premise equipment requires replacement. Customers who request that a Covad Field Service Technician (FST) provide replacement equipment will be charged applicable Service Order Charges as set forth in the applicable Price Schedule. Covad will also provide any equipment software upgrades for the duration of the applicable warranty at no charge to the Customer.

After one year, repair and replacement of Covad-supplied End User premise equipment becomes the responsibility of the Customer.

Customer is responsible for all equipment configuration or Covad-supplied equipment after initial setup.

INSIDE WIRE WARRANTY

All Covad-provided End User premise wiring is warranted to be free from defects for a period of 30 days.

CREDIT AVAILABILITY

Service credits hereunder must be claimed within 7 calendar days of the date of the reported incident. In the event that two or more credits are simultaneously claimed, a credit will be applied toward the single claim resulting in the largest credit. Covad will apply any service credits to the Customer's next monthly invoice.

      Market Development Funds - TeleSpeed-Registered Trademark- Services
      -------------------------------------------------------------------

DESCRIPTION OF TELESURFER SERVICES

------------------------------------------- ---------------------------------------- -----------------------------------------
Service Name                                Maximum Throughput Downstream            Maximum Throughput Upstream
------------------------------------------- ---------------------------------------- -----------------------------------------
TeleSurfer                                              Up to 384 Kbps                            Up to 128 Kbps
------------------------------------------- ---------------------------------------- -----------------------------------------
TeleSurfer Pro                                          Up to 768 Kbps                            Up to 384 Kbps
------------------------------------------- ---------------------------------------- -----------------------------------------


For TeleSurfer and TeleSurfer Pro, Covad guarantees no less than 64 Kbps of bandwidth, downstream and upstream, in congested network traffic situations. Customer is also responsible for dynamic configuration of IP addresses for End Users using consumer-grade TeleSurfer and TeleSurfer Pro Services.

TELESURFER SERVICE VOLUME COMMITMENT PRICING

The following are the monthly charges for End User TeleSurfer Circuits.

The applicable monthly charges for TeleSurfer Services shall be as set forth on the table below based upon Customer's applicable Volume Commitment Level. Customer must be current on all invoices to be eligible for such pricing. If Customer fails to meet its Volume Milestones for such Volume Commitment Level, the monthly charges shall be adjusted based upon the number of End User Circuits (TeleSpeed and TeleSurfer) invoiced for the prior month. Customer must be current on all invoices to be eligible for such pricing.

END USER TELESURFER MONTHLY CHARGES

                           TELESURFER MONTHLY CHARGES

     --------------------------- ------------------------- ----------------------
       Volume Level Invoiced            TeleSurfer            TeleSurfer Pro
     --------------------------- ------------------------- ---------------------
     0 - 999                     $[ * ]                    $[ * ]
     --------------------------- ------------------------- ---------------------
     1,000 - 2,499               $[ * ]                    $[ * ]
     --------------------------- ------------------------- ---------------------
     2,500 - 4,999               $[ * ]                    $[ * ]
     --------------------------- ------------------------- ---------------------
     5,000                       $[ * ]                    $[ * ]
     --------------------------- ------------------------- ---------------------

END USER TELESURFER CIRCUIT ORDER CHARGES

------------------------------------------------------ --------------------------------------- -------------------------
END USER PROMISE EQUIPMENT                             APPLICABLE TELESURFER SERVICE           ONE-TIME CHARGE
------------------------------------------------------ --------------------------------------- -------------------------
Efficient Networks Speedstream 5250 SDSL Modem         TeleSurfer, TeleSurfer Pro              $[ * ]
------------------------------------------------------ --------------------------------------- -------------------------


[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

      Market Development Funds - TeleSpeed-Registered Trademark- Services
      -------------------------------------------------------------------

---------------------------------------------------------------------------------------------- -------------------------
                              TELESURFER SERVICE ORDER CHARGES                                 ONE-TIME CHARGE
---------------------------------------------------------------------------------------------- -------------------------
Service Setup including provisioning of PVC (0-999 circuits invoiced)                          $[ * ]
---------------------------------------------------------------------------------------------- -------------------------
Service Setup including provisioning of PVC (1 000 + circuits invoiced)                               $[ * ]
---------------------------------------------------------------------------------------------- -------------------------
Inside wiring from RJ45 Wall Jack to NID (optional)                                                   $[ * ]*
---------------------------------------------------------------------------------------------- -------------------------
Field Technician Dispatch (during normal business hours)                                              $[ * ]*
---------------------------------------------------------------------------------------------- -------------------------
*.  FIRST HOUR/MINIMUM CHARGE. FOR EACH ADDITIONAL 15 MINUTES:  $[20]
---------------------------------------------------------------------------------------------- -------------------------
Field Technician Dispatch (other hours: after hours, weekends, holidays)                             $[ * ]**
---------------------------------------------------------------------------------------------- -------------------------
**   First hour/Minimum Charge. For each additional 15 minutes:  $[25]
---------------------------------------------------------------------------------------------- -------------------------

---------------------------------------------------------------------------------------------- -------------------------
                                    OTHER SERVICE CHARGES                                      ONE-TIME CHARGE
---------------------------------------------------------------------------------------------- -------------------------
Upgrade/downgrade of End User TeleSurfer Service (involves a dispatch of FT)                          $[ * ]
---------------------------------------------------------------------------------------------- -------------------------
Upgrade/downgrade of End User TeleSurfer Service (no dispatch of FT)                                  $[ * ]
---------------------------------------------------------------------------------------------- -------------------------
End User TeleSurfer Circuit Disconnect  ee (pr circuit)                                               $[ * ]
---------------------------------------------------------------------------------------------- -------------------------
End User TeleSurfer Circuit Cancellation Fee (per circuit)                                            $[ * ]
---------------------------------------------------------------------------------------------- -------------------------
Missed Appointment (i.e., End User no-show) Charge                                                    $[ * ]
---------------------------------------------------------------------------------------------- -------------------------

As a condition of Covad making TeleSurfer Services available to Customer, Customer is required to commit to construct an Electronic Customer Interface
(ECI) between Customer and Covad in order to process orders for all End User Circuits (TeleSpeed and TeleSurfer). Customer agrees to create a plan for an Electronic Customer Interface. Covad will contact Customer to offer guidance, planning, and ECI implementation milestones. Customer agrees to use commercially reasonable efforts to ensure that TeleSurfer lines are installed at residential addresses only.

COVAD RESERVES THE RIGHT TO BILL CUSTOMER FOR SERVICES AT APPLICABLE TELESPEED SERVICES PRICES FOR ANY TELESURFER CIRCUITS INSTALLED AT LOCATIONS DEEMED TO BE NON-RESIDENTIAL.

Market Development Funds will not accrue for TeleSurfer Circuits invoiced. Market Development Funds are not available for marketing activities that only promote TeleSurfer Services.

Customer agrees to use commercially reasonable efforts to fully disclose to End Users the features and limitations of TeleSurfer Services prior to ordering TeleSurfer Services for such End User.


[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

      Market Development Funds - TeleSpeed-Registered Trademark- Services
      -------------------------------------------------------------------

As a part of Covad's Channel Marketing Program, Customer is eligible for Market Development Funds ("MDF"). Disbursement of all MDF is contingent upon a jointly agreed upon, integrated marketing plan and Customer's ability to match MDF "dollar for dollar." The timing, form, message, media, substance, and geographic focus of the marketing spending will be jointly determined by Customer and Covad. Customer agrees to abide by Covad's standard MDF Program Guidelines including use of the Covad brand and MDF disbursement criteria.

INITIAL MARKET DEVELOPMENT FUNDS

During the first six (6) months of the Agreement, Covad will contribute Initial MDF to Customers' Covad-managed MDF account based on the following schedule, in accordance with Customer's Volume Commitment for TeleSpeed Services:

------------------------------- ---------------------------- ---------------------------- ----------------------------
   ANNUAL VOLUME COMMITMENT        6-MONTH RAMP BASED ON      INITIAL MDF PER TELESPEED     RANGE OF MOF ALLOCATION
 (INVOICED END USER CIRCUITS)    VOLUME COMMITMENT (35% OF        END USER CIRCUIT
                                    VOLUME COMMITMENT)
------------------------------- ---------------------------- ---------------------------- ----------------------------
            1,000                           350                       $[ * ]                     $[ * ]
------------------------------- ---------------------------- ---------------------------- ----------------------------
            2,500                           875                       $[ * ]                     $[ * ]
------------------------------- ---------------------------- ---------------------------- ----------------------------
            5.000                          1,750                      $[ * ]                     $[ * ]
------------------------------- ---------------------------- ---------------------------- ----------------------------

Initial MDF must be spent within 6 months following the Effective Date of the Agreement. Customer can choose to spend up to 70% of Initial MDF at any time during the first 3 months and the remaining 30% at any time during the second 3 months after the Effective Date of the Agreement. Customer forfeits any unspent MDF at the end of the 6-month period.

For example, if Customer commits to a 1,000 Circuit Volume Commitment, Covad will place $[ * ] into a Covad-managed MDF account for Customer. This amount is derived by multiplying the initial MDF per circuit $[ * ] by the 6-month ramp (1,000 x 35% = 350). Of the $[ * ], $[ * ] (or 70%) must be spent any time within the first three months, and the remaining $[ * ] (30%) must be spent any time within the following 3 months.

Initial MDF is in lieu of Accrual MDF (defined below) during the first six (6) months of the Agreement. Accrual MDF will begin to accrue in month seven (7) based on the six-months (6) invoice to Customer.

ACCRUAL MARKET DEVELOPMENT FUNDS

Accrual MDF is available to Customer beginning in month seven (7) after the Effective Date to develop or continue demand generation programs associated with the purchase of TeleSpeed Services. The MDF Accrual Percentage is determined by Customer's Volume Commitment as per the table below. THE MDF ACCRUAL PERCENTAGE IS APPLIED TO CUSTOMER'S TOTAL END USER TELESPEED CIRCUITS (TELESPEED 144, TELESPEED 384, TELESPEED 768, TELESPEED 1.1, AND TELESPEED 1.5) INVOICED EACH MONTH, THROUGH TERMINATION OF THE AGREEMENT. MDF will not

[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

      Market Development Funds - TeleSpeed-Registered Trademark- Services
      -------------------------------------------------------------------

accrue for TeleSurfer-SM- Circuits invoiced. Customer must be current on all invoices to be eligible for MDF. MDF are not available for marketing activities that only promote TeleSurfer Services. Accrual MDF are placed into a Covad-managed Customer account every month after each invoice has been paid. Disbursement of Accrual MDF follows standard MDF Guidelines including development of joint-marketing plans and Covad logo usage. Accrual MDF will only accumulate for six (6) months. Any Accrual MDF that remains unused for longer than six (6) months WHI be forfeited and returned to Covad.

------------------------------------------------------ ---------------------------------------------------------------
        NUMBER OF INVOICED END USER TELESPEED                          MONTHLY-MDF ACCRUAL PERCENTAGE
         CIRCUITS AS OF THE END OF THE MONTH
------------------------------------------------------ ---------------------------------------------------------------
                    1,000 - 2,499                                                   [ * ]%
------------------------------------------------------ ---------------------------------------------------------------
                    2,500 - 4.999                                                   [ * ]%
------------------------------------------------------ ---------------------------------------------------------------
                    5,000 - 9,999                                                   [ * ]%
------------------------------------------------------ ---------------------------------------------------------------

EXAMPLE: MONTHLY INVOICE AFTER VOLUME DISCOUNT (ASSUME 5,000 VOLUME COMMITMENT LEVEL IN REGION A)

Accrual MDF will accrue at a rate associated with the Customer's Volume Commitment Level. An example of one month's accrual calculation is listed below.

MDF CALCULATION

Number of End User TeleSpeed Circuits:               5,100
Total End User TeleSpeed Circuit invoice:            $[ * ]
MDF %:                                                [ * ]
MDF accrued for the month:  $[ * ] x [ * ]     =     $[ * ]

Covad places this $[ * ] Customer's MDF account upon receipt of payment of all outstanding invoices.

FAILURE TO MEET COMMITMENT

If Customer does not meet or exceed its Volume Commitment Level in month three
(3), as detailed in the Volume Milestone Schedule, Customer will receive only Accrual MDF. Accrual MDF will be calculated as detailed above. if Customer does not meet or exceed its line commitment in month three (3), but does meet or exceed its volume commitment in month six (6), Covad will credit MDF for months 4-6 to Customer's MDF account up to the Initial MDF for those months. In no case will Covad credit both Accrual MDF and Initial MDF for the same month.

If Customer does not meet or exceed any of its Volume Commitments as detailed in the Volume Milestone Schedule for months 3, 6, or 9, then Customer will receive Accrual MDF at the Accrual Percentage associated with Customer's actual Volume Level (as opposed to Volume Commitment Level).

[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.